                                                                   FINAL VERSION











                     BENEFICIAL INTEREST PURCHASE AGREEMENT

                            dated as of June 26, 2001
                                  by and among

                         LEASE INVESTMENT FLIGHT TRUST,

                                       and

                              AUTOMATIC LIFT I, LP

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                                                                 Page
                                                                                                                  No.
                                                                                                                 ----

                                    ARTICLE I

                SALE OF INTERESTS; CAPITAL CONTRIBUTION; CLOSING

1.01     Purchase and Sale of Interests...........................................................................1
1.02     Closing..................................................................................................1
1.03     Purchaser's Conditions Precedent.........................................................................2
1.04     Further Assurances; Post-Closing Cooperation.............................................................3

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

2.01     Organization of Seller...................................................................................3
2.02     Authority................................................................................................3
2.03     Organization of Sub......................................................................................4
2.04     Beneficial Interest......................................................................................4
2.05     Subsidiaries.............................................................................................4
2.06     No Conflicts.............................................................................................4
2.07     Governmental Approvals and Filings.......................................................................5
2.08     Taxes....................................................................................................5
2.09     Legal Proceedings........................................................................................5
2.10     Compliance With Laws and Orders..........................................................................5
2.11     Employees................................................................................................5
2.12     Bankruptcy Proceedings...................................................................................6
2.13     Liabilities..............................................................................................6
2.14     Contracts................................................................................................6
2.15     Brokers..................................................................................................6
2.16     Citizenship..............................................................................................6

                                   ARTICLE III

             SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND AGREEMENTS


                                   ARTICLE IV

                                 INDEMNIFICATION

4.01     Indemnification..........................................................................................7
4.02     Method of Asserting Claims...............................................................................7

                                    ARTICLE V

                                   DEFINITIONS

5.01     Definitions.............................................................................................10

                                   ARTICLE VI

                                  MISCELLANEOUS

6.01     Notices.................................................................................................14
6.02     Entire Agreement........................................................................................15
6.03     Expenses................................................................................................15
6.04     Covenant Against Instituting Bankruptcy Proceedings.....................................................15
6.05     Waiver..................................................................................................15
6.06     Amendment...............................................................................................15
6.07     No Third Party Beneficiary..............................................................................15
6.08     No Assignment; Binding Effect...........................................................................16
6.09     Headings................................................................................................16
6.10     Consent to Jurisdiction, Service of Process and Waiver of Jury Trial....................................16
6.11     Jurisdiction............................................................................................16
6.12     Invalid Provisions......................................................................................16
6.13     Governing Law...........................................................................................17
6.14     Counterparts............................................................................................17


                                    EXHIBITS

EXHIBIT A        General Partner's Certificate on behalf of Seller

                                    SCHEDULES

Schedule 1       Subsidiaries of Sub; Aircraft; Leases/Lessees
Schedule 2       Purchase Price Wire Instructions

                              DISCLOSURE SCHEDULES

2.03             Trustees
2.05             Record Owners of Subsidiaries' Equity Interests
2.06             Violations, Conflicts
2.07             Government Approvals
2.14             Material Contracts

                  This BENEFICIAL INTEREST PURCHASE AGREEMENT dated as of June 26, 2001 is made and entered into by and among LEASE INVESTMENT FLIGHT TRUST, a Delaware business trust ("PURCHASER"), and AUTOMATIC LIFT I, LP, a Delaware limited partnership ("SELLER"). Capitalized terms not otherwise defined herein have the meanings set forth in SECTION 5.01.

                  WHEREAS, Seller owns 100% of the equity interests of LIFT Trust-Sub 1, a Delaware business trust ("SUB") (such equity interests being referred to herein as the "INTERESTS") and Sub owns all of the equity or membership interests of the entities set forth on SCHEDULE 1 attached hereto; and

                  WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Interests on the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, the sale of the Interests is intended by the parties hereto to constitute a valid transfer of the legal and beneficial right, title and interest in the Interests such that after the sale the Seller shall not retain any right, title or interest in the Interests;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                SALE OF INTERESTS; CAPITAL CONTRIBUTION; CLOSING

                  1.01. PURCHASE AND SALE OF INTERESTS. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, all of the right, title and interest of Seller in and to the Interests at the Closing on the terms and subject to the conditions set forth in this Agreement. The aggregate purchase price for the Interests is $5,472,000 (the "PURCHASE PRICE"), payable in immediately available United States funds at the Closing in the manner provided in SECTION 1.02. Each of Subsidiaries as they may exist prior to Closing shall continue to be subsidiaries of Sub immediately following Closing. The transactions described in this SECTION 1.01 will be treated by Purchaser and Seller as a sale for accounting and tax purposes. To the extent the transfer of the Interests is not deemed a sale of such Interests, the transfer shall be deemed a contribution by Seller into Purchaser.

                  1.02. CLOSING. The Closing will take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, or at such other place as Purchaser, Seller and Sub mutually agree, at approximately 1:00 p.m. local time, on the Closing Date. At the Closing, Purchaser will pay the Purchase Price by wire transfer of immediately available funds as follows: (a) $2,472,000 will be paid to such account or accounts of Seller, or such other recipients as directed by Seller, pursuant to written instructions delivered by Seller to Purchaser no later than two (2) Business Days prior to Closing and (b) $3,000,000 to the Class A Contingent Collateral Account pursuant to the instructions specified in SCHEDULE 2 attached hereto. Simultaneously, Seller will assign and transfer to Purchaser all of Seller's right, title and interest in and to the Interests by delivering to the Security Trustee a certificate or certificates representing the Interests, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed interest powers endorsed in blank, with requisite transfer tax stamps, if any, attached.

                  1.03. PURCHASER'S CONDITIONS PRECEDENT. The obligation of Purchaser to purchase the Interests on the Closing Date is subject to satisfaction of the following express conditions precedent on such Closing Date, subject to the right of Purchaser to waive any condition pursuant to SECTION 6.05:

                  (a) Purchaser shall have received from Seller a certificate, dated as of the Closing Date and executed in the name and on behalf of Seller by the general partner of Seller, substantially in the form and to the effect of EXHIBIT A hereto;

                  (b) Purchaser shall have received a certification from Seller dated as of the Closing Date to the effect that the representations and warranties of Seller hereunder are true and correct as of the Closing Date;

                  (c) Receipt of the following documents by Purchaser:

                  (i) a certificate of solvency dated as of the Closing Date in the Agreed Form relating to the Seller issued by the general partner thereof;

                  (ii) a favorable opinion of independent counsel to the Seller, dated as of the Closing Date, reasonably acceptable to Purchaser in the Agreed Form, that the sale of the Interests constitutes, or will constitute, a "true-sale" and a valid transfer of title to such Interests and that after the transfer of such Interests Seller retains, or will retain, no interest in such Interests and as to such other matters as Purchaser may reasonably request with regard to the subject matter contemplated herein;

                  (iii) evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the state of formation of Sub for any matter or thing contemplated by this Agreement and any notices or other documents to be given pursuant hereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to Purchaser have been made for the effectiveness of the same within any time limit provided therefor under applicable law);

                  (d) The Asset Purchase Agreement shall be in full force and effect as against Sub and Sub shall not have waived, in writing, any of the conditions precedent to its performance under the Asset Purchase Agreement, unless Purchaser has consented to such waiver in writing;

                  (e) Seller shall have delivered to Purchaser copies of all documents delivered by the "Sellers" (as defined in the Asset Purchase Agreement) under the Asset Purchase Agreement;

                  (f) All transactions contemplated, and all documents to be executed and delivered, under the Indenture shall have been completed by all parties;

                  (g) Each manager, officer and director, if any, of Sub and each Subsidiary shall have tendered, effective as of the Closing Date, his or her resignation as such; and

                  (h) There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  1.04. FURTHER ASSURANCES; POST-CLOSING COOPERATION. (a) At any time or from time to time after the Closing, Seller shall execute and deliver to Purchaser such other documents and instruments, provide such materials and information and take such other actions as Purchaser may reasonably request more effectively to vest title to the Interests in Purchaser and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of Sub and the Subsidiaries and their Aircraft and Books and Records, and otherwise to cause Seller to fulfill its obligations under this Agreement.

                  (b) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the business or condition of Sub and the Subsidiaries, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  Seller hereby represents and warrants to Purchaser as follows:

                  2.01. ORGANIZATION OF SELLER. Seller is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to own, hold, sell and transfer (pursuant to this Agreement) the Interests.

                  2.02. AUTHORITY. The execution and delivery by Seller of this Agreement, and the performance by Seller of its obligations hereunder, have been duly and validly authorized by the general partner of Seller, no other action on the part of Seller or its partners being necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

                  2.03. ORGANIZATION OF SUB. Sub is a statutory business trust duly organized, validly existing and in good standing under the Laws of the State of Delaware. The names of each trustee of Sub on the date hereof are listed in Section 2.03 of the Disclosure Schedule.

                  2.04. BENEFICIAL INTEREST. The Interests are duly authorized, validly issued, outstanding, fully paid and nonassessable. Seller owns the Interests, beneficially and of record, free and clear of all Liens. Except for this Agreement, there are no outstanding Options with respect to Sub. The delivery of a certificate or certificates at the Closing representing the Interests in the manner provided in SECTION 1.02 will transfer to Purchaser good and valid title to the Interests, free and clear of all Liens. There are no voting trusts, membership contracts, proxies or other contracts or understandings in effect with respect to the voting rights or transfer rights of the Interests.

                  2.05. SUBSIDIARIES. SCHEDULE 1 lists the name of each Subsidiary, all aircraft each Subsidiary owns (the "AIRCRAFT") and the Lease applicable to such Aircraft, including the name of the Lessee thereunder. Each Subsidiary is duly organized and validly existing under the Laws of its jurisdiction of organization. SECTION 2.05 OF THE DISCLOSURE SCHEDULE lists for each Subsidiary the record owners of such Subsidiary's equity interests. Sub owns 100% of the equity interest, beneficially and of record, of each Subsidiary free and clear of all Seller Liens subject only to (a) such limitations and defects conveyed to Sub under the Asset Purchase Agreement and (b) the Liens arising under or in connection with the Indenture. There are no outstanding Options with respect to any Subsidiary. Since the APA Closing, and with respect to the period prior to the APA Closing, to Seller's knowledge, as to each Subsidiary, there are no voting trusts, membership or shareholder agreements, proxies or other agreements or understandings in effect with respect to the voting rights or transfer rights of the membership interests, shares or other equity interests of the Subsidiaries.

                  2.06. NO CONFLICTS. The execution and delivery by Seller of this Agreement do not, and the performance by Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents (I.E., corporate charter documents, limited liability company, partnership or trust agreements) of Seller, Sub or any Subsidiary;

                  (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller, Sub or any Subsidiary; or

                  (c) except as disclosed in SECTION 2.06 OF THE DISCLOSURE SCHEDULE, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require Seller or Sub to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon Seller, Sub or any Subsidiary under, any Contract to which Seller, Sub or any Subsidiary is a party.

                  2.07. GOVERNMENTAL APPROVALS AND FILINGS. Except as disclosed in SECTION 2.07 OF THE DISCLOSURE SCHEDULE, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller or Sub is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  2.08. TAXES. Sub is and has been since its organization an entity taxable either as a disregarded entity or as a partnership for Federal income tax purposes. Sub has not engaged in any activity other than entering into and performing under the Indenture, the Asset Purchase Agreement and all other transactions contemplated thereunder. Neither Seller nor any of its Affiliates (other then Sub) is liable, or will be liable, for any taxes for which Sub, its Subsidiaries or any of their assets could be subject. Seller is a "United States person" within the meaning of 7701(a)(30) of the Code. Not more than three (3) individuals, all of whom are citizens of the United States, directly or indirectly own all of the outstanding beneficial interests in Seller.

                  2.09. LEGAL PROCEEDINGS.(a) There are no Actions or Proceedings pending or, to the Knowledge of Seller, threatened against, relating to or affecting Seller or Sub which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                  (b) To the Knowledge of Seller, and except as disclosed to Sub in the Asset Purchase Agreement, there are no Actions or Proceedings pending or threatened against, relating to or affecting any Subsidiary which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Asset Purchase Agreement.

                  (c) To the Knowledge of Seller, there are no Orders outstanding against Sub or any Subsidiary.

                  2.10. COMPLIANCE WITH LAWS AND ORDERS. (a) The Sub is not and has not at any time since its organization as an entity been, or has received any notice that it is or has at any time since its organization as an entity been, in violation of or in default under, in any material respect, any Law or Order applicable to Sub or any of its Assets and Properties.

                  (b) Since the APA Closing, no Subsidiary is, or has received any Notice that it, at any time since the APA Closing, has been, in violation of or in default under, in any material respect, any Law or Order applicable to such Subsidiary.

                  2.11. EMPLOYEES. The Sub has no employees. Since the APA Closing, no Subsidiary has hired any employees.

                  2.12. BANKRUPTCY PROCEEDINGS. (a) No liquidator, provisional liquidator, analogous or similar officer has been appointed in respect of all or any part of the assets of Seller or Sub nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.

                  (a) Since the APA Closing, no liquidator, provisional liquidator, analogous or similar officer has been appointed in respect of all or any part of the assets of any Subsidiary nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.

                  2.13. LIABILITIES. Except for Liabilities incurred in connection with its organization and liabilities arising under the Asset Purchase Agreement and the Indenture, Sub has no other liabilities.

                  2.14. CONTRACTS. (a) Full and accurate particulars of all material Contracts to which Sub is a party at the Closing Date, all of which are listed in SECTION 2.14(A) OF THE DISCLOSURE SCHEDULE, have been disclosed to Purchaser and each Contract (i) is legal, valid and binding on Sub and is in full force and effect in accordance with its terms and (ii) upon completion of the transactions contemplated by this Agreement, shall continue in full force and effect, without penalty or adverse consequence. Sub is not in breach of, or default under, any Contract to which it is a party.

                  (b) Since the APA Closing, no Subsidiary has become a party to any additional Contracts.

                  2.15. BROKERS. None of Seller, Sub or any Subsidiary is liable, or upon completion of the transactions contemplated hereunder will become liable, to any Person for any fees, commissions or similar payments for services in connection with the negotiation of this Agreement and the transactions contemplated hereunder.

                  2.16. CITIZENSHIP. Seller is a "citizen of the United States" as such term is defined in Section 40102(a)(15) of Part A of Subtitle VII of Title 49 of the United States Code and in the Federal Aviation Regulations.

                  2.17. OWNERSHIP OF CERTAIN SECURITIES. As of the date hereof, neither Seller nor any Person who holds a direct or indirect equity interest in Seller, owns any notes or other securities issued pursuant to the Indenture..

                                   ARTICLE III

             SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND AGREEMENTS

                  3.01. SURVIVAL OF REPRESENTATIONS. The representations, warranties, covenants and agreements of Seller and Purchaser contained in this Agreement will survive the Closing (a) until sixty (60) days after the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to matters covered by
SECTION 2.08 and; (c) until the third anniversary of the date hereof in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing; PROVIDED that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (a) or (b) above will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under
Article IV on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in ARTICLE IV.

                                   ARTICLE IV

                                 INDEMNIFICATION

                  4.01. INDEMNIFICATION. Subject to the other Sections of this ARTICLE IV, Seller shall indemnify the Purchaser Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any breach of representation or warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement.

                  4.02. METHOD OF ASSERTING CLAIMS. All claims for indemnification by any Indemnified Party under SECTION 4.01 will be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under SECTION 4.01 is asserted against or sought to be collected from such Indemnified Party by a Person other than Seller or any Affiliate of Seller or of Purchaser (a "THIRD PARTY CLAIM"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under SECTION 4.01 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this SECTION 4.02(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the

         Indemnified Party will be indemnified in full). The Indemnifying Party will be deemed to have waived its right to dispute its liability to the Indemnified Party under SECTION 4.01 with respect to any Third Party Claim as to which it elects to control the defense. The Indemnifying Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; PROVIDED, HOWEVER, that the Indemnified Party may, at the sole cost and expense of the Indemnifying Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and PROVIDED FURTHER, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and the Indemnifying Party will bear its own costs and expenses with respect to such separate counsel, except as provided in the preceding sentence and except that the Indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the Indemnified Party's good faith judgment, it is advisable, based on advice of counsel, for the Indemnified Party to be represented by separate counsel because a conflict or potential conflict exists between the Indemnifying Party and the Indemnified Party or (y) the named parties to such Third Party Claim include both the Indemnifying Party and the Indemnified Party and the Indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain or take over the control of the defense or settlement of any Third Party Claim the defense of which the Indemnifying Party has elected to control if the Indemnified Party irrevocably waives its right to indemnity under SECTION 4.01 with respect to such Third Party Claim.

                  (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to SECTION 4.02(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; PROVIDED, HOWEVER, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting.

         Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may retain separate counsel to represent it in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                  (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under SECTION 4.01 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under SECTION 4.01 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

                  (b) In the event any Indemnified Party should have a claim under SECTION 4.01 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under SECTION 4.01 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.

                                    ARTICLE V

                                   DEFINITIONS

                  5.01. DEFINITIONS. (a) DEFINED TERMS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

                  "AFFILIATE" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified.

                  "AGREED FORM" means, when used in relation to any draft certificate, document, agreement or opinion referred to in this Agreement, (a) substantially in the form agreed between Purchaser and Seller on or before the Closing Date with such changes thereto as may subsequently be agreed between Purchaser and Seller and (b) in the case of any opinion, such form as each of the Rating Agencies (as defined in the Indenture) shall approve.

                  "AGREEMENT" means this Beneficial Interest Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with SECTION 1.02, as the same shall be amended from time to time.

                  "AIRCRAFT" has the meaning ascribed to it in Section 2.05.

                  "APA CLOSING" shall mean the completion of the transactions contemplated under the Asset Purchase Agreement.

                  "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of June 26, 2001 between General Electric Capital Corporation and the Other Sellers listed on Annex A thereto and Sub.

                   "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  "CLAIM NOTICE" means written notification pursuant to Section 4.02(a) of a Third Party Claim as to which indemnity under SECTION 4.01 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under SECTION 4.01, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such Third Party Claim.

                  "CLASS A CONTINGENT COLLATERAL ACCOUNT" shall have the meaning specified in the Supplementary Security Trust Agreement dated June 26, 2001 between the Grantors named therein and Bankers Trust Company.

                  "CLOSING" means the closing of the transactions contemplated by SECTION 1.02.

                  "CLOSING DATE" means (a) the date hereof, or (b) such other date as Purchaser, Seller and Sub mutually agree upon in writing.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "CONTRACT" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

                  "CONTRIBUTION AMOUNT" has the meaning ascribed to it in
SECTION 1.02.

                  "DISCLOSURE SCHEDULE" means the record delivered to Purchaser by Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

                  "DISPUTE PERIOD" means the period ending sixty (60) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

                  "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "INDEBTEDNESS" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

                  "INDEMNIFIED PARTY" means any Person claiming indemnification under any provision of Article IV.

                  "INDEMNIFYING PARTY" means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE IV.

                  "INDEMNITY NOTICE" means written notification pursuant to
SECTION 4.02(b) of a claim for indemnity under ARTICLE IV by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such claim.

                  "INDENTURE" means the Trust Indenture dated as of June 26, 2001 between Purchaser, Sub, Phoenix American Financial Services, Inc. and Bankers Trust Company.

                  "INTERESTS" has the meaning ascribed to it in the forepart of this Agreement.

                  "IRS" means the United States Internal Revenue Service.

                  "KNOWLEDGE OF SELLER" or "KNOWN TO SELLER" means the knowledge of any officer, director or employee of Seller, Sub or any Subsidiary.

                  "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "LEASE" means, for any Aircraft, the aircraft lease agreement (as amended or supplemented by any relevant Lease Document) between the relevant Subsidiary as Lessor thereof and the relevant Lessee identified as such in
SCHEDULE 1 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft.

                   "LESSEE" means, for any Aircraft, the lessee of such Aircraft as identified in Schedule 1 or the Substitute Aircraft Supplement, as applicable.

                   "LIABILITIES" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

                  "LICENSES" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "LOSS" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

                  "OPTION" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or
(ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted.

                  "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                   "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the business of Sub or any Subsidiary.

                  "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "PURCHASE PRICE" has the meaning ascribed to it in SECTION
1.01.

                  "PURCHASER" has the meaning ascribed to it in the forepart of this Agreement.

                  "PURCHASER INDEMNIFIED PARTIES" means Purchaser and its officers, directors, employees, agents and Affiliates.

                  "RESOLUTION PERIOD" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

                  "SECURITY TRUSTEE" means Bankers Trust Company, as the Security Trustee and the Operating Bank under the Security Trust Agreement dated as of the date hereof by and among Purchaser, Seller, the additional grantors thereunder and the Security Trustee.

                  "SELLER" has the meaning ascribed to it in the forepart of this Agreement.

                  "SELLER LIENS" means any Lien which is created by or results from Liabilities or actions or omissions of Seller or its Affiliates; provided, however, for purposes of this definition, the Subsidiaries shall be deemed not to be Affiliates of Seller or Sub.

                  "SUB" has the meaning ascribed to it in the forepart of this Agreement.

                  "SUBSIDIARY" means any Person in which Sub, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.

                   "THIRD PARTY CLAIM" has the meaning ascribed to it in Section 4.02(a).

                   (b) CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Seller, Sub or a Subsidiary. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.01. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) or by a reputable overnight delivery service to the parties at the following addresses or facsimile numbers:

                  If to Purchaser, to:

                  Lease Investment Flight Trust
                  c/o Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware 19890
                  Facsimile No.: (302) 651-8882
                  Attn: Corporate Trust Administration

                  with a copy to:

                  Phoenix American Financial Services, Inc.
                  2401 Kerner Boulevard
                  San Rafael, California 94901
                  Facsimile No.: (415) 485-4522
                  Attn: Financial Services Division

                  If to Seller, to:

                  Automatic LIFT I, LP
                  222 Delaware Avenue
                  P.O. Box 2306
                  Wilmington, Delaware 19899

                  with a copy to:

                  Wayne D. Lippman
                  Grand Bay Plaza
                  2665 South Bayshore Drive
                  Suite 1006
                  Coconut Grove, Florida 33133

                  Facsimile No.: (305) 858-7757

All such notices, requests and other communications will (i) if delivered personally or by a reputable overnight delivery service to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

                  6.02. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  6.03. EXPENSES. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses, and Seller shall pay the costs and expenses of Sub and the Subsidiaries, incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.

                  6.04. COVENANT AGAINST INSTITUTING BANKRUPTCY PROCEEDINGS. Seller shall not take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of Sub, any Subsidiary or Purchaser or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of Seller.

                  6.05. WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  6.06. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  6.07. NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article IV.

                  6.08. NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of Law; provided, however, Purchaser may assign its rights hereunder to the Security Trustee without the prior written consent of Seller. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

                  6.09. HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  6.10. CONSENT TO JURISDICTION, SERVICE OF PROCESS AND
WAIVER OF JURY TRIAL. (a) Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this agreement and each other operative document or the transactions contemplated hereby or thereby. Each of Purchaser and Seller irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of Purchaser and Seller hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies to it or in any other manner permitted by Applicable Law.

                  (b) To the extent permitted by Applicable Law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this agreement, the other operative documents, or the subject matter hereof or thereof or the overall transaction brought by any of the parties hereto or their successors or assigns.

                  6.11. JURISDICTION. Nothing in SECTION 6.10 limits the right of Seller or Purchaser to bring proceedings against Purchaser or Seller in connection with this Agreement:

                  (i) in any other court of competent jurisdiction; or

                  (ii) concurrently in more than one jurisdiction.

                  6.12. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  6.13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State.

                  6.14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                   LEASE INVESTMENT FLIGHT TRUST

                                   By:  Wilmington Trust Company, not in its
                                           individual capacity but solely as
                                           Owner Trustee



                                           By:  /s/ W. Chris Sponenberg
                                                ---------------------------
                                                Name:  W. Chris Sponenberg
                                                Title:  Assistant Vice President



                                   AUTOMATIC LIFT I, LP

                                   By:  Automatic LIFT GP I, LLC, as General
                                         Partner of Automatic LIFT I, LP

                                        By:  Automatic Flight Operations, LLC,
                                              as Manager of Automatic
                                                 LIFT GP I, LLC

                                             By:     /s/ Marc H. Lippman
                                                     ---------------------------
                                                     Name:  Marc H. Lippman
                                                     Title:  Manager

                                                                       EXHIBIT A

                          AUTOMATIC LIFT I, LP

                          General Partner's Certificate

                  Automatic Lift GP I, LLC, as general partner (the "GENERAL PARTNER") of Automatic Lift I, LP, a Delaware limited partnership ("SELLER"), pursuant to SECTION 1.02 of the Beneficial Interest Purchase Agreement dated as of June 26, 2001 (the "AGREEMENT") between Lease Investment Flight Trust, a Delaware business trust, Seller and Lift Trust-Sub 1, a Delaware business trust, DOES HEREBY CERTIFY on behalf of Seller as follows:
                  (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Limited Partnership of Seller as in full force and effect on the date hereof and on file with the Secretary of State as of the date hereof, with a certificate of good standing issued by the Secretary of State of the State of Delaware dated within the previous five business days of the date hereof.
                  (2) Attached hereto as Exhibit B is a true, complete and correct copy of the Limited Partnership Agreement of Seller as in full force and effect on the date hereof.
                  (3) Attached hereto as Exhibit C is a true, complete and correct copy of the written authorization adopted by the General Partner of Seller with respect to the Agreement and the transactions contemplated thereby. Such authorization is in full force and effect on the date hereof in the form in which adopted and the General Partner has not authorized or taken any action inconsistent with the authorizations contained in Exhibit C.
                  (4) Each of the named individuals listed on Exhibit D attached hereto is a duly elected or appointed, qualified and acting manager of Automatic Flight Operations, LLC ("Operations"), the manager of the General Partner, who holds the office of manager of

Operations, each such person is authorized to execute the Agreement, and all other documents delivered pursuant thereto, on behalf of Seller (in such person's capacity as a manager of Operations), and the signature written opposite the name of such person is such person's genuine signature.

                  IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned on and as of the 26th day of June, 2001.

                                    By:  AUTOMATIC LIFT GP I, LLC, as General
                                         Partner of Automatic LIFT I, LP


                                         By:  Automatic Flight Operations, LLC,
                                              as manager of Automatic LIFT GP I,
                                              LLC


                                              By: ____________________________
                                                  Name:  Marc H. Lippman
                                                  Title:  Manager

                                   Schedule 1

                  Subsidiaries of Sub; Aircraft; Leases/Lessee


---------------------------------------- -------------------------------------- --------------------------------------
             Subsidiaries                              Aircraft                             Leases/Lessee
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                                   Schedule 2

                        Purchase Price Wire Instructions


Class A Contingent Collateral Account

         Provided Separately.